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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  March 3, 2006
                Date of Report (Date of earliest event reported)


                            QUAKER FABRIC CORPORATION
             (Exact name of registrant as specified in its charter)



Delaware                           1 7023                        04-1933106
(State of incorporation)     (Commission File Number)         (I.R.S. Employer
                                                             Identification No.)

941 Grinnell Street, Fall River, Massachusetts                      02721
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code          (508) 678-1951




         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

On March 3, 2006 Quaker Fabric Corporation of Fall River ("Quaker"), a wholly-owned subsidiary of Quaker Fabric Corporation (the "Company"), entered into a purchase and sale agreement with respect to the Company's 240,000 square foot Plant D manufacturing facility located at 763 Quequechan Street in Fall River, Massachusetts calling for the sale of this facility to Strictly Realty LLC, a Massachusetts limited liability company, for $1.4 million (the "P&S").

Selling this facility is consistent with Quaker's overall efforts to reduce operating expenses by consolidating its Fall River-based manufacturing operations into as few plants as possible. The P&S calls for an initial deposit of $10,000, a 60-day inspection period, and an additional deposit of $50,000 prior to the expiration of the inspection period should the Buyer elect to proceed with the transaction. During the inspection period, the Buyer has the right to review title, survey, permitting, environmental and other due diligence matters related to the property, and to obtain financing and economic incentives on terms and conditions satisfactory to the Buyer, in its sole discretion. Closing of this transaction is anticipated no later than thirty (30) days following the end of the inspection period.

The foregoing description of the P&S is qualified in its entirety by reference to the P&S filed as Exhibit 10.30 to this Form 8-K and incorporated by reference herein.

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Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.30 Purchase and Sale Agreement dated March 3, 2006 by and between Quaker Fabric Corporation of Fall River, as Seller, and Strictly Realty LLC, as Buyer

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          QUAKER FABRIC CORPORATION
                                          (Registrant)



Date:  March 6, 2006                 /s/  Paul J. Kelly
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                                          Paul J. Kelly
                                          Vice President - Finance and Treasurer

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                                  EXHIBIT INDEX

10.30 Purchase and Sale Agreement dated March 3, 2006 by and between Quaker Fabric Corporation of Fall River, as Seller, and Strictly Realty LLC, as Buyer



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